                                                                    EXHIBIT 10.3

                               AMENDMENT NO. 2 TO
                    SUBORDINATED LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 2 TO SUBORDINATED LOAN AND SECURITY AGREEMENT dated as of July 12, 2002 among ROUGE STEEL COMPANY, a Delaware corporation (the "BORROWER"), ROUGE INDUSTRIES INC., a Delaware corporation ("RII"), QS STEEL INC., a Michigan corporation ("QS") and EVELETH TACONITE COMPANY, a Minnesota corporation ("EVELETH", and together with RII and QS, the "GUARANTORS") and FORD MOTOR COMPANY, a Delaware corporation (the "LENDER").

                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Guarantors and the Lender have heretofore entered into a Subordinated Loan and Security Agreement dated as of November 21, 2001, as amended on March 8, 2002 ( the "AGREEMENT"); and

         WHEREAS, the Lender has agreed to amend the Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement (as amended hereby). Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

         SECTION 2. Amendments to the Agreement. The Agreement is hereby amended as follows:

         (a) Clause (a) of Article 17 is amended by deleting the definition of "Intercreditor Agreement" in its entirety and inserting the following immediately before the definition of "Business Day":

         "AMENDED INTERCREDITOR AGREEMENT" means the Amended and Restated Intercreditor Agreement dated as of July 12, 2002 by and among the Agent under the Incorporated Agreement, Cleveland-Cliffs Inc, an Ohio corporation, The Cleveland-Cliffs Iron Company, an Ohio corporation, and the Lender.

         (b) Each reference to "Intercreditor Agreement" appearing in the Agreement shall be deleted and replaced with "Amended Intercreditor Agreement".

         SECTION 3. Incorporated Provisions. (a) Pursuant to Article 8 of the Agreement, the Lender hereby acknowledges and agrees to the amendments and modifications to the Incorporated Provisions set forth in Amendment No. 2 to the Incorporated Agreement dated as of the date hereof among the Borrower, the Guarantors and the Agent under the Incorporated Agreement; provided, however, that Sections 9.8(l), 9.9(i)(iii) and 9.10(o) of the Incorporated Agreement shall be incorporated into the Agreement as amended pursuant to this Section 3.

         (b) Section 9.8(l) of the Incorporated Agreement is hereby amended by deleting the proviso thereto.

         (c) Section 9.9(i)(iii) of the Incorporated Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

                           "(iii) such Indebtedness shall be subject to the
                  terms of the Amended Intercreditor Agreement,"

         (d) Section 9.10(o) of the Incorporated Agreement is hereby amended by deleting the proviso thereto.

         SECTION 4. Representations and Warranties of the Company. The Borrower represents and warrants that as of the date hereof and after giving effect to the transactions contemplated by this Amendment:

         (a) no Default has occurred and is continuing; and

         (b) each representation and warranty of the Borrower set forth in the Agreement is true and correct, in all material respects (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct, in all material respects, on and as of such earlier date).

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date when the Lender shall have received duly executed counterparts hereof signed by the Borrower and each Guarantor.

         SECTION 6. Effect of Amendments and Consents. Except as expressly set forth herein, the amendments and consents contained herein shall not constitute a waiver or amendment of any term or condition of the Agreement or any other Financing Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, and such counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                         ROUGE STEEL COMPANY

                                         By:  /s/ Gary P. Latendresse
                                            ----------------------------------
                                            Name:    Gary P. Latendresse
                                            Title:   Vice Chairman and
                                                     Chief Financial Officer


                                         ROUGE INDUSTRIES INC.

                                         By:  /s/ Gary P. Latendresse
                                            ----------------------------------
                                            Name:    Gary P. Latendresse
                                            Title:   Vice Chairman and
                                                     Chief Financial Officer


                                         QS STEEL INC.

                                         By:  /s/ Gary P. Latendresse
                                            ----------------------------------
                                            Name:    Gary P. Latendresse
                                            Title:   President


                                         EVELETH TACONITE COMPANY

                                         By:  /s/ Gary P. Latendresse
                                            ----------------------------------
                                            Name:    Gary P. Latendresse
                                            Title:   President


                                         FORD MOTOR COMPANY

                                         By:  /s/ David P. Cosper
                                            ----------------------------------
                                            Name:    David P. Cosper
                                            Title:   Assistant Treasurer